THE TARGET PORTFOLIO TRUST

Large Cap Growth Portfolio

International Equity Portfolio

Supplement dated March 18, 2005

to

Prospectus dated February 25, 2005

Effective as of the close of business on or about March 31, 2005, Transamerica Investment Management LLC and Goldman Sachs Asset Management LP will replace Columbus Circle Investors and Oak Associates, Ltd. as Advisers to the Large Cap Growth Portfolio.

Also effective as of the close of business on or about March 31, 2005, LSV Asset Management and Thornburg Investment Management, Inc. will replace Lazard Asset Management, LLC as an Adviser to the  International Equity Portfolio.

Effective as of the close of business on or about March 31, 2005, the following sections of the prospectus are replaced or supplemented, as appropriate, as noted below:

The section of the Prospectus titled “How the Trust is Managed — Advisers and Portfolio Managers” is hereby supplemented or otherwise amended as follows:

The Large Cap Growth, Large Cap Value, Small Cap Growth, Small Cap Value and International Equity Portfolios each have two Advisers, each of which manages approximately 50% of the Portfolio’s assets.  For each of these Portfolios, PI hired two Advisers with different investment philosophies.  PI believes that at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit these Portfolios and help reduce their volatility. PI periodically rebalances these Portfolios to maintain the approximately equal allocation of their assets between the two Advisers.  Reallocations may result in higher portfolio turnover and correspondingly higher transaction costs.  In addition, Portfolios with two Advisers may experience wash transactions—where one Adviser buys a security at the same time the other one sells it.  When this happens, the Portfolio’s position in that security remains unchanged, but the Portfolio has paid additional transaction costs.

Large Cap Growth Portfolio

Transamerica Investment Management LLC (Transamerica) and Goldman Sachs Asset Management LP (GSAM)  are the Advisers for the Large Cap Growth Portfolio.

Transamerica, a registered investment advisor, is a wholly owned subsidiary of Transamerica Investment Services, Inc. and a separate core business unit within AEGON.  Transamerica has been managing equity and balanced strategies since 1967.  Located in Los Angeles, Transamerica managed over $22 billion (as of 12/31/04) in equity and fixed-income assets for mutual funds, funds of funds, separately managed accounts, retirement plans and various for-profit and nonprofit entities.

Transamerica Investment Management’s large cap growth strategy is managed by a team of investment professionals of whom Jeff Van Harte, CFA is the lead portfolio manager.

Mr. Van Harte is Principal and Executive Vice President at Transamerica Investment Management, LLC. Mr. Van Harte is the Lead Manager for the Transamerica Premier Equity Fund and also manages sub-advised funds and institutional separate accounts in the large growth discipline. He has served as lead manager of the Transamerica Large Growth strategy since April of 1984. Prior to portfolio management responsibilities at Transamerica Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services. He joined Transamerica in 1980 and has 25 years of investment experience.  Mr. Van Harte has managed the portion of the Portfolio advised by Transamerica since Transamerica became a subadviser to the Portfolio in March 2005.

GSAM, along with other units of the Investment Management Division of Goldman, Sachs & Company (Goldman Sachs), managed approximately $451.3 billion in assets as of December 31, 2004 (excludes seed capital and assts under supervision).  The address of GSAM is 32 Old Slip, 23rd floor, New York, New York 10005.

The portion of the Portfolio advised by GSAM is team-managed.  The portfolio managers responsible for the day-to-day management are Gary Chropuvka and Melissa R. Brown, CFA.

Mr. Chropuvka is responsible for the day-to-day implementation and trading of the portfolios. He is also a member of the GQE Investment Policy Committee. He joined GSAM in March 1998 working on Private Equity Partnerships. He received his Masters in Financial Engineering from Columbia University in 2000. Prior to this, Mr. Chropuvka spent four years with Morgan Stanley’s Correspondent Clearing Group. He received a B.A. in Mathematics from Rutgers University in 1993.Ms. Brown is a Senior Portfolio Manager responsible for US Portfolios for the Global Quantitative Equity Group. Melissa has over 20 years experience in the industry, including 10 years as an All- Star- rated Quantitative Analyst in the Institutional Investor annual survey.  Each of the portfolio managers have managed the portion of the Portfolio advised by GSAM since GSAM became a subadviser to the Portfolio in March 2005.

International Equity Portfolio

LSV Asset Management (LSV) and Thornburg Investment Management, Inc. (Thornburg) are the Advisers for the International Equity Portfolio.

LSV was formed in 1994, and is a quantitative value equity manager providing active asset management for institutional clients through the application of proprietary models. As of December 31, 2004, LSV had approximately $29.2 billion in assets under management.  LSV’s address is One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Josef Lakonishok, Robert Vishny and Menno Vermuelen, CFA serve as co-portfolio managers for the segment of the Portfolio advised by LSV.  Mr. Lakonishok has served as CEO, Partner and Portfolio Manager for LSV since its founding in 1994. He has more than 25 years of investment and research experience. In addition to his duties at LSV, Mr. Lakonishok serves as the William G. Karnes Professor of Finance at the University of Illinois at Urbana-Champaign. Mr. Vishny has served as a Partner and Portfolio Manager of LSV since its founding in 1994. He has more than 18 years of investment and research experience. In addition to his duties at LSV, Mr. Vishny serves as the Eric J. Gleacher Professor of Finance at the University of Chicago. Mr. Vermuelen has served as a Portfolio Manager and Senior Quantitative Analyst of LSV since 1995 and a Partner since 1998. He has more than 13 years of investment experience. Prior to joining LSV, Mr. Vermuelen served as a portfolio manager for ABP Investments.  Messrs. Lakonishok, Vishny and Vermuelen have managed the segment of the Portfolio advised by LSV since LSV became an Adviser to the Portfolio in April 2004.

Thornburg is an independent, employee-owned investment management firm located in Santa Fe, New Mexico.  The firm was founded in 1982 and began providing investment management services to clients in 1984.  Thornburg uses a fundamental, bottom-up approach to investing which centers on the intrinsic value of each investment.  Thornburg’s address is 119 East Marcy Street, Santa Fe, New Mexico 87501.

William V. Fries, CFA, a Managing Director of Thornburg,, and Wendy Trevisani, also a Managing Director of Thornburg, are the portfolio managers for the segment of the Portfolio advised by Thornburg.  Mr. Fries serves as the lead portfolio manager for the segment of the Portfolio advised by Thornburg.  Before joining Thornburg in May 1995, Mr. Fries managed equity mutual funds for 16 years with another mutual fund management company.    Before joining Thornburg in March 1999, Ms. Trevisani served as an institutional sales representative for Salomon Smith Barney in both New York City and London.  Ms. Trevisani holds an MBA degree with a concentration in Finance from Columbia University, and a BA in International Relations from Bucknell University.   Mr. Fries and Ms. Trevisani have managed the segment of the Portfolio advised by Thornburg since Thornburg became an Adviser to the Portfolio in April 2004.

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